                                                                  EXHIBIT 10.4.1

                               FIRST AMENDMENT TO
                      FINANCIAL ADVISORY SERVICES CONTRACT

         This First Amendment to the Financial Advisory Services Contract between Titan Resources, L.P. ("Company"), a Texas limited partnership, Natural Gas Partners, L.P., a Delaware limited partnership, and Natural Gas Partners II, L.P., a Delaware limited partnership (collectively, "NGP"), is effective as of December 11,1995.

         1. AMENDMENT TO PARAGRAPH 2 - Paragraph 2 is amended in its entirety to read as follows:

                 "2.      Contract Period and Termination.  NGP shall act as
         the Company's financial advisor under this Contract, effective as of March 31, 1995 (the "Effective Date") and continuing until the earlier of (i) the date of dissolution of the Company, (ii) the first date on which the Company, the General Partner or their successors complete an offering to the public of equity securities pursuant to a registration statement on Form S-1 (or comparable form allowed to be used in connection with an initial public offering of securities) under the Securities Act of 1933, as amended; (iii) the first date on which NGP no longer owns at least 35 percent of the outstanding shares of common stock of the General Partner; provided that, this Contract may be terminated effective as of the end of any fiscal quarter of the Company on or after June 30, 1995, if NGP provides written notice of its election to terminate this Contract to the Company not less than 30 days before the date on which termination is to be effective (the period from the effective date of this contract until the date of its termination is referred to herein as the "Contract Period")."

         2. AMENDMENT TO PARAGRAPH 3 - Fees and Expenses. Paragraph 3 is amended to increase the fee payable thereunder by $10,000 per annum.


         This First Amendment is executed as of the date first written above by a duly authorized representative of each of the Company and NGP.

                                        COMPANY

                                        TITAN RESOURCES, L.P.
                                         By: Titan Resources I, Inc.


                                        By: /s/ JACK HIGHTOWER
                                            -----------------------------------
                                         Name: Jack Hightower
                                              ---------------------------------
                                         Title: President
                                                -------------------------------

                                        NGP

                                        NATURAL GAS PARTNERS, L.P.
                                         By: G.F.W. Energy, L.P., its
                                                general partner


                                        By: /s/ DAVID R. ALBIN
                                           ------------------------------------
                                         Name: David R. Albin
                                              ---------------------------------
                                         Title: Authorized Employee
                                               --------------------------------


                                        NATURAL GAS PARTNERS II, L.P.
                                         By: G.F.W. Energy II, L.P., its
                                                general partner


                                        By: /s/ KENNETH A. HERSH
                                           ------------------------------------
                                         Name: Kenneth A. Hersh
                                              ---------------------------------
                                         Title: Authorized Member
                                               --------------------------------